Exhibit 99.1

BriaCell Receives Court Approval for the Share Arrangement Spinning Out BriaPro Therapeutics (SpinCo) to Existing Shareholders

●	August 31, 2023 is the expected effective date for the distribution contemplated by the Arrangement.

PHILADELPHIA and VANCOUVER, British Columbia, Aug. 25, 2023 (GLOBE NEWSWIRE) — BriaCell Therapeutics Corp. (Nasdaq: BCTX, BCTXW) (TSX: BCT) (“BriaCell” or the “Company”), a clinical-stage biotechnology company that develops novel immunotherapies to transform cancer care, today announces that the Company has received court approval for the previously-announced plan of arrangement (the “Arrangement”) pursuant to which certain pipeline assets of the Company, including Bria-TILsRx™ and protein kinase C delta (PKCδ) inhibitors for multiple indications including cancer (the “SpinCo Assets”), will be spun-out to BriaPro Therapeutics Corp. (“SpinCo”), resulting in a 2/3 owned subsidiary of the Company upon closing of the Arrangement with the remaining 1/3 held by BriaCell shareholders (“BriaCell Shareholders”).

Subject to regulatory approvals, the Arrangement is expected to take place on or around August 31, 2023.

Pursuant to the terms of the Arrangement, SpinCo will acquire the entire right and interest in and to the SpinCo Assets in consideration for the issuance by SpinCo to the Company of SpinCo common shares. Under the terms of the Arrangement, for each BriaCell share held immediately prior to closing, BriaCell Shareholders will receive one (1) common share of SpinCo, and one (1) new common share of BriaCell (retiring their old share) having the same terms and characteristics as the existing BriaCell common shares. August 31, 2023 is the expected effective date for the distribution contemplated by the Arrangement. Following the closing of the Arrangement, the Company will remain listed on the NASDAQ Stock Market and Toronto Stock Exchange, and SpinCo will become an unlisted reporting issuer in Canada.

About BriaCell Therapeutics Corp.

BriaCell is a clinical-stage biotechnology company that develops novel immunotherapies to transform cancer care. More information is available at https://briacell.com/.

Cautionary Note Regarding Forward-Looking Information

This release includes forward-looking information (within the meaning of Canadian securities laws and within the meaning of the United States Private Securities Litigation Reform Act of 1995) regarding BriaCell and its business. Often but not always, forward-looking information can be identified by the use of words such as “expect”, “intends”, “anticipated”, “believes” or variations (including negative variations) of such words and phrases, or state that certain actions, events or results “may”, “could”, “would” or “will” be taken, occur or be achieved. Such statements are based on the current expectations and views of future events of the management of BriaCell and are based on assumptions and subject to risks and uncertainties. Although the management of BriaCell believes that the assumptions underlying these statements are reasonable, they may prove to be incorrect. The forward-looking events and circumstances discussed in this release may not occur and could differ materially as a result of known and unknown risk factors and uncertainties affecting the companies. Although BriaCell has attempted to identify important factors that could cause actual actions, events or results to differ materially from those described in forward-looking statements, there may be other factors that cause actions, events or results to differ from those anticipated, estimated or intended. Accordingly, readers should not place undue reliance on any forward-looking statements or information. No forward-looking statement can be guaranteed. Except as required by applicable securities laws, forward-looking statements speak only as of the date on which they are made and BriaCell does not undertake any obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events, or otherwise. Additional information relating to BriaCell, including its annual information form, can be located on the SEDAR website at www.sedar.com and on the EDGAR section of the SECs website at www.sec.gov. Forward-looking statements contained in this announcement are made as of this date, and BriaCell Therapeutics Corp. undertakes no duty to update such information except as required under applicable law.

This press release does not constitute an offer to sell or the solicitation of an offer to buy securities. Neither the Toronto Stock Exchange, nor its Regulation Services Provider, have approved the contents of this release or accept responsibility for the adequacy or accuracy of this release.

Contact Information

Company Contact:

William V. Williams, MD

President & CEO

1-888-485-6340

info@briacell.com

Media Relations:

Jules Abraham

Director of Public Relations

CORE IR

917-885-7378

julesa@coreir.com

Investor Relations Contact:

CORE IR

investors@briacell.com